Supplement Dated May 1, 2001 to the Quant Funds
Prospectus and Statement of Additional Information
Dated August 1, 2000

Prior to May 1, 2001, the Quant Growth and Income and International Equity Funds (the "Funds") were sub-advised by SSgA Global Advisors, Inc., a division of State Street Bank and Trust, which is a wholly owned subsidiary of State Street Corporation. As of May 1, 2001, the Funds will now be managed by SSgA Funds Management, Inc., a wholly owned subsidiary of State Street Corporation. Though the corporate entities advising the Funds have changed, the underlying management team has not materially changed.